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                                                                   EXHIBIT 10.42
                                                               Mel G. Todd F.S.A
                                                                 President & CEO


                         [CLARK/BARDES INC. LETTERHEAD]

  August 14, 1998


  VIA FACSIMILE

  Nationwide Life Insurance Company
  Attention:  Mr. Mark Poeppelman
  One Nationwide Plaza (1-32-05)
  Columbus, Ohio 43215-2220

  Ladies and Gentlemen:

  In consideration of our continued business relationship and current financing activities, this letter of amendment shall serve to amend Amex A (Consideration for Purchase of Warrants) of our letter of June 11, 1998. Specifically, the amount $1,600,000 contained in clause (b) of item 1) shall be replaced, pursuant to this letter agreement, with $1,200,000. All other terms and conditions of the June 11th letter, including Annex A and other attachments, shall remain unchanged by this letter of amendment.

  If you are in agreement with the foregoing, please sign in the space provided below and fax a copy to this letter of amendment to Clark/Bardes, Inc. at
  (214) 871-7690, Attention: Melvin G. Todd, whereupon this letter of amendment shall become a binding agreement between us.




  Nationwide Life Insurance Company

  By: /s/ MARK W. POEPPELMAN
      --------------------------------------

      Mark W. Poeppelman
      -------------------------------------
      [Printed Name]

      Investment Officer
      ---------------------------------
      [Title]




  Clark/Bardes, Inc.

  By: /s/ MEL TODD
      ----------------------------------

      Mel Todd
      -------------------------------
      [Printed Name]

      President & CEO
      ------------------------------
      [Title]